CONVERTIBLE PROMISSORY NOTES	9 Months Ended
Sep. 30, 2012
Notes to Financial Statements
CONVERTIBLE PROMISSORY NOTES

NOTE 8 – CONVERTIBLE PROMISSORY NOTES

At September 30, 2012 and December 31, 2011, convertible promissory notes consisted of the following:

	September 30, 2012	December 31, 2011
Convertible promissory notes	$—	$1,015,604
Less: debt discount	—	(897,117)

Convertible promissory notes, net	$—	$118,487

On September 14, 2011, the Company sold $1,715,604 of its 9% secured promissory note. The note was acquired by FGIT. The proceeds of the note were used to post additional bonds with the BLM (the “Additional Bond”) in order to advance certain exploration and Phase One drilling activities at the Company’s Relief Canyon Mining property. The note was a joint and several obligation of the Company and its wholly-owned subsidiary, Gold Acquisition. Principal and interest under the note was payable on the first business day of each month commencing on the later of (i) thirty (30) months from the original date of issuance and (ii) ten (10) days following the payment and/or conversion in full of the senior secured promissory notes dated as of August 30, 2011, issued to Platinum and Lakewood. The note may be pre-paid, in full or in part at a price equal to 105% of the aggregate principal amount of the note plus all accrued and unpaid interest thereon at the election of the Company. The note was convertible into shares of the Company’s common stock at a price equal to $0.50 per share, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally. The note was subordinated to the payment in full and satisfaction of all obligations owed to Platinum and Lakewood other than the Additional Bond and proceeds of the Additional Bond, in which FGIT has a first priority senior security interest. The note was also secured by a pledge of 100% of the stock of Gold Acquisition held by the Company. The note may be prepaid upon the occurrence of a Qualified Financing, as defined in the note, of at least $1,715,604. Certain holders of senior secured indebtedness of the Company (including Barry Honig, a Member of the Company’s Board of Directors) agreed to subordinate certain senior obligations of the Company to the prior payment of all obligations under the note. The Company concluded that since this convertible promissory note does not include a down-round provision under which the conversion price could be affected by future equity offerings, this convertible promissory note was not considered a derivative.

Pursuant to the terms of the note, the Company was required to prepay the principal amount of the note in full upon the occurrence of a Qualified Financing in which the Company receives from one or more investors, net proceeds of at least $1,715,604 (not including any outstanding debt conversion or investments made by the note holder). The Company has determined that the sale of its securities which occurred between September 2011 and October 2011, in the aggregate, constituted a “Qualified Financing” under the terms of the note and accordingly, the Company was required to prepay the outstanding principal value of the note. On October 31, 2011, the Company and note holder entered into a Waiver Agreement pursuant to which the Company and the FGIT agreed that the Company would prepay $700,000 principal of the note and would waive (i) prepayment of the balance of the principal of the note and (ii) any default under the note arising solely from the Company’s partial prepayment of the note upon the occurrence of the Qualified Financing.

On March 30, 2012, the Company amended its 9% Secured Promissory Note to allow for the conversion into the Company’s Series D Cumulative Convertible Preferred Stock at $1.00 per share. The holder of this note agreed to fully convert the remaining note of $1,015,604 (together with accrued and unpaid interest $9,140) into 1,024,744 shares of Series D Preferred Stock and an additional 212,017 shares of Series D Preferred Stock in consideration for the conversion of this note into shares of Series D Preferred Stock. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $483,094 which was equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms. The Company recorded a loss from extinguishment of debts of $333,168 and preferred deemed dividend of $121,152 in connection with the issuance of the additional 212,017 shares of Series D Preferred Stock. Such shares of Series D Preferred Stock was converted into the Company’s common stock in June 2012 (see Note 12).

As a result of the conversion of this note, the Company fully amortized the remaining unamortized debt discount of $897,117 for the nine months ended September 30, 2012 and was included in interest expense. Accrued interest as of September 30, 2012 and December 31, 2011, amounted to $0 and $7,882, respectively and was included in accounts payable and accrued expenses.